Exhibit 10.4

JOINDER AGREEMENT TO INTERCREDITOR AGREEMENT

November 9, 2015

The undersigned, together with its successors and assigns (the “Purchaser”), in connection with the 12.0% Senior Secured Notes Due 2019 (the “12.0% Notes”) issued by LSB Industries, Inc., a Delaware corporation (the “Company”), pursuant to that certain Note Purchase Agreement, dated as of November 9, 2015 (the “Note Purchase Agreement”), is the “Other Pari Passu Lien Obligations Agent” for itself and each other holder of the 12.0% Notes (collectively, the “New Claimholders”) wishing to become “Notes Claimholders” under and as each such term is defined in the Intercreditor Agreement dated as of August 7, 2013 (as amended and/or supplemented from time to time, the “Intercreditor Agreement” (terms used without definition therein having the meanings assigned to such terms by the Intercreditor Agreement)) among the Company, the Company’s subsidiaries party thereto, the ABL Agent thereunder and the Notes Agent thereunder.

In consideration of the foregoing, the undersigned hereby:

i.	represents that it has full power and authority to become a party to the Intercreditor Agreement on behalf of such New Claimholders and to act as Other Pari Passu Lien Obligations Agent on behalf of such New Claimholders under the Note Purchase Agreement;

ii.	agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:

LSB FUNDING LLC

350 Park Avenue, 14th Floor

New York, NY 10022

Attn: Legal Department

with a copy to (which shall not constitute notice):

Winston & Strawn LLP

35 W. Wacker Drive

Chicago, IL 60601

Attention: Gregory J. Bynan

iii.	acknowledges that the Purchaser has received a copy of the Intercreditor Agreement;

iv.	acknowledges on behalf of itself and the other New Claimholders that the Obligations evidenced by the 12.0% Notes qualify as Other Pari Passu Lien Obligations and Notes Obligations for all purposes of the Intercreditor Agreement; and

v.	accepts and acknowledges the terms of the Intercreditor Agreement applicable to the Purchaser and the other Notes Claimholders and agrees on its own behalf and on behalf of the New Claimholders to be bound by the terms thereof applicable to holders of Notes Obligations, with all the rights, duties and obligations of the Notes Claimholders under the Intercreditor Agreement and to be bound by all the provisions thereof as fully as if they had been named as Notes Claimholders on the effective date of the Intercreditor Agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[intentionally left blank]

In witness whereof, the parties have caused this Joinder Agreement to be duly executed as of the date first written above.

LSB FUNDING LLC, as Other Pari Passu Lien Obligations Agent

By:	/s/ Anthony D. Minella
Name:	Anthony D. Minella
Title:	Manager

[SIGNATURE PAGE TO JOINDER OF INTERCREDITOR AGREEMENT]

Acknowledged and Agreed:

WELLS FARGO CAPITAL FINANCE, INC., as ABL Agent

By:	/s/ Matt Mouledous
Name:	Matt Mouledous
Title:	VP

UMB BANK, N.A., as Notes Agent

By:	/s/ Janet Lambert
Name:	Janet Lambert
Title:	Vice President

[SIGNATURE PAGE TO JOINDER OF INTERCREDITOR AGREEMENT]

The Company and the Guarantors represent

to the Purchaser, the Notes Agent and

the ABL Agent that the 12.0% Notes

meet the requirements to qualify as Other

Pari Passu Lien Obligations under and as defined

in the Intercreditor Agreement

and hereby acknowledges

and accepts this Joinder Agreement.

LSB INDUSTRIES, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Interim CEO

GUARANTORS:

CEPOLK HOLDINGS, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

CHEMEX I CORP.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

CHEMICAL PROPERTIES L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

[SIGNATURE PAGE TO JOINDER OF INTERCREDITOR AGREEMENT]

CHEMICAL TRANSPORT L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

CHEROKEE NITROGEN L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

CHEROKEE NITROGEN HOLDINGS, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

CLIMACOOL CORP.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

THE CLIMATE CONTROL GROUP, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

[SIGNATURE PAGE TO JOINDER OF INTERCREDITOR AGREEMENT]

CLIMATECRAFT, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

CLIMATECRAFT TECHNOLOGIES, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

CLIMATE MASTER, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

CONSOLIDATED INDUSTRIES L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

EDC AG PRODUCTS COMPANY L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

[SIGNATURE PAGE TO JOINDER OF INTERCREDITOR AGREEMENT]

EL DORADO ACID, L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

EL DORADO ACID II, L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

EL DORADO AMMONIA L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

EL DORADO CHEMICAL COMPANY

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

EL DORADO NITRIC L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

[SIGNATURE PAGE TO JOINDER OF INTERCREDITOR AGREEMENT]

EL DORADO NITROGEN, L.P.
By El Dorado Acid, L.L.C., its general partner

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

INTERNATIONAL ENVIRONMENTAL CORPORATION

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

KOAX CORP.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

LSB CAPITAL L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

LSB CHEMICAL L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

[SIGNATURE PAGE TO JOINDER OF INTERCREDITOR AGREEMENT]

LSB-EUROPA LIMITED

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

PRYOR CHEMICAL COMPANY

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

SUMMIT MACHINE TOOL MANUFACTURING L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

THERMACLIME TECHNOLOGIES, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

TRISON CONSTRUCTION, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

[SIGNATURE PAGE TO JOINDER OF INTERCREDITOR AGREEMENT]

XPEDIAIR, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

[SIGNATURE PAGE TO JOINDER OF INTERCREDITOR AGREEMENT]